SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

X	Filed by the registrant
Filed by a party other than the registrant
Check the appropriate box:
	Preliminary proxy statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive proxy statement
X	Definitive additional materials
Soliciting material pursuant to Rule 14a-12

SEARS, ROEBUCK AND CO.
(Name of Registrant as Specified in Its charter)

________________________________________________
(Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

X	No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    Title of each class of securities to which transaction applies:

      ___________________________________________________________
    Aggregate number of securities to which transaction applies:

      ___________________________________________________________
    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ___________________________________________________________
    Proposed maximum aggregate value of transaction:

      ___________________________________________________________
    Total fee paid:

      ___________________________________________________________

[ ]	Fee paid previously with preliminary materials. __________________________________________________________

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    Amount previously paid:

      ___________________________________________________________
    Form, schedule or registration statement no.:

      ___________________________________________________________
    Filing party:

      ___________________________________________________________
    Date filed:

    ___________________________________________________________

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On-line Voting Script

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ProxyVote

[Sears, Where Else? 2002 Annual Meeting of Shareholders [link] Clik here to vote your proxy

                                       [link] view Annual Report     [link]  Proxy Statement graphic]

Sears, Roebuck and Co.
2002 Annual Meeting of Shareholders

Thursday, May 9, 2002
10:00 AM
(CDT)

Merchandise Review Center
Sears, Roebuck and Co.
3333 Beverly Road
Hoffman Estates, Illinois

Scroll down for proxy
information and voting

[arrow graphic]

Sears, Roebuck and Co. 2002 Annual Meeting of Shareholders

PROXY

This Proxy is Solicited on Behalf of the Board of Directors of Sears, Roebuck and Co.

The Shareholder submitting this Proxy ("Shareholder"), revoking any proxy previously given, hereby appoint(s) Hall Adams, Jr., Warren L. Batts, Donald J. Carty and Hugh B. Price, and each of them, as proxies with full powers of substitution, to vote, as directed below, all shares the Shareholder is entitled to vote at the 2002 Annual Meeting of Shareholders of Sears, Roebuck and Co. and authorizes each proxy to vote at his discretion on any other matter that may properly come before the meeting or at any adjournment of the meeting.

This proxy also provides voting instructions for any Sears common shares held on the Shareholder's behalf in the Sears 401(k) Savings Plan and your Sears Associate Stock Purchase Plan brokerage account.

[Sears, Where Else? graphic]

Sears, Roebuck and Co.
2002 Annual Meeting of Shareholders
To be held on 05/09/2002 for holders as of 03/12/2002

This proxy, when properly executed, will be voted in the manner directed herein and in the discretion of the proxy holders on all other matters properly coming before the meeting. If no direction is made, this proxy will be voted FOR all of the Board of Directors' nominees, FOR proposals 2 and 3 and AGAINST proposals 4, 5 and 6, except for any shares the undersigned holds in the Sears 401(k) Savings Plan, which will be voted according to the 401(k) Plan rules, and in his or her Sears Associate Stock Purchase plan brokerage account, which will not be voted.

The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

Proposal 1: Election of Directors.

The nominees for election to the Board of Directors are:

(01) Brenda C. Barnes, (02) Michael A. Miles, (03) Dorothy A. Terrell, and (04) Raul H. Yzaguirre

[ ] For all nominees	[ ] Withhold all nominees
[ ] For all EXCEPT those selected below:

(01) [ ] Brenda C. Barnes	(02) [ ] Michael A. Miles	(03) [ ] Dorothy A. Terrell
(04) [ ] Raul H. Yzaguirrre

Proposal 2:  Appointment of Deloitte & Touche LLP as independent auditors for the year 2002.

  [  ]  For         [  ]  Against         [  ]  Abstain

Proposal 3:  Approval of the 2002 Non-Employee Director Stock Plan

  [  ]  For         [  ]  Against         [  ]  Abstain

The Board of Directors recommends a vote AGAINST proposals 4, 5 and 6.

Proposal 4:  Shareholder proposal regarding vendor standards.

  [  ]  For         [  ]  Against         [  ]  Abstain

Proposal 5:  Shareholder proposal regarding declassification of the Board.

  [  ]  For         [  ]   Against       [  ]  Abstain

Proposal 6:  Shareholder proposal regarding poison pill.

  [  ]  For         [  ]  Against        [  ]  Abstain

  [  ]     I will attend the Annual Meeting.

Submit	Reset

[Sears, Where Else? Annual Meeting of Shareholders graphic]

ERROR
Sears, Roebuck and Co. 2002 Annual Meeting of Shareholders Thursday, May 9, 2002 10:00 AM (CDT) Merchandise Review Center Sears, Roebuck and Co. 3333 Beverly Road Hoffman Estates, Illinois	The following was reported by the ProxyVote server:

   [Sears, Where Else? Annual Meeting of Shareholders graphic]

Sears, Roebuck and Co. 2002 Annual Meeting of Shareholders Thursday, May 9, 2002 10:00 AM (CDT) Merchandise Review Center Sears, Roebuck and Co. 3333 Beverly Road Hoffman Estates, Illinois	PROXY FINAL SUBMISSION Please check all of the information below for accuracy. See instructions below and click on Final Submission

Your Control Number: [Sears, Where Else? graphic] Sears, Roebuck and Co. 2002 Annual Meeting of Shareholders To be held on 05/09/2002 for holders as of 03/12/2002 CUSIP 812387108

Proposals

1. Election of Directors
You voted:

2. Appointment of Deloitte & Touche LLP as independent auditors for the year 2002.
You voted:

3. Approval of the 2002 Non-Employee Director Stock Plan
You voted:

4. Shareholder proposal regarding vendor standards.
You voted.

5. Shareholder proposal regarding declassification of the Board.
You voted.

6. Shareholder proposal regarding poison pill.
You voted.

If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button of your
Browser.

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here:

If all of the above information is correct then click on Final Submission below. If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button of your Browser.

Final Submission

[Sears, Where Else? 2002 Annual Meeting of Shareholders graphic]

Sears, Roebuck and Co. 2002 Annual Meeting of Shareholders Thursday, May 9, 2002 10:00 AM (CDT) Merchandise Review Center Sears, Roebuck and Co. 3333 Beverly Road Hoffman Estates, Illinois	THANK YOU FOR VOTING! To enter your next Control Number Click Here Click Here to see how you can receive future proxy materials from Sears, Roebuck and Co. electronically.

***************************************************************************************

Telephone Voting Script

Dialogue Number	Dialogue
1	Hello. Thank you for calling the Telephone Proxy Voting Service. w Go to dialogue #2.
2
Press one if you are calling from a touch-tone phone and have your Proxy Form in front of you.

F  Enter '1'

     w Go to dialogue #3.
F  Enter invalid response. "Please call back when you have
     your Proxy From.  Thank you fro calling the Telephone
     Proxy Voting Service. This concludes your transaction."

     w  Disconnect.

     G   When an invalid response of more than 1 digit is
          entered, the caller is disconnected without a
          message.

F Enter nothing. "Please call back when you have your
     Proxy Form.  Thank you for calling the Telephone Proxy
     Voting Service.  This concludes your transaction."

     w  Disconnect.

3	Let's Begin. w Go to dialogue #4.
4
Please enter the Control Number located on your Proxy Ballot.

F  Enter 12 valid Control Number digits during or after
     dialogue #s 3 & 4.

     w  Go to dialogue #5.

F Enter 12 invalid Control Number digits during or after
     dialogue #s 3 & 4.  "Sorry, your Control Number is invalid."

     w  Go to dialogue #4.

                    - A third invalid attempt triggers the 'Sorry
                    Problems' message and disconnects -.

F  Enter 1 to 11 invalid digits/characters during or after
     dialogue #s 3 & 4.  "Sorry, your input was invalid."

     w Go to dialogue #4

                     - A third invalid attempt triggers the 'Sorry
                     Problems' message and disconnects -.

F Enter nothing.  "I have not received your response." or
     "Sorry, your input was invalid."

     w Go to dialogue #4.

                     - A third no response triggers the 'Sorry
                     Problems' message and disconnects -.

5
Thank you.

When vote is in advance of the meeting date ...

     w Go to dialogue #6.

or

When vote is on the day of or passed the meeting date...

     "Your vote cannot be accepted.  It is the day of the
     meeting or the vote is late."

     w Go to dialogue #4.

6
If you elect to vote as the Board of Directors recommends, press one.  If you elect to vote on directors and proposals individually, press two.

F Enter '1'.

     w Go to dialogue #24.

F Enter '2'.

     w Go to dialogue #7.

F Enter nothing or an invalid response.  "I have not
     received your response."  or "Sorry, your input was
     invalid."

     w Go to dialogue #6.

                     - A third no response or invalid response
                     triggers the 'Sorry Problems' message and
                     disconnects - .

Dialogues numbers 7 through 15 and 19 are only reached when there are nominees to vote on - and caller elects to vote on directors and proposals individually.
7
There are zero nominees for this proxy vote.

     w Go to dialogue #16.

or

  If you wish to vote for all nominees, press one.
  To withhold all nominees, press two.
  To withhold specific nominees, press three.

F Enter'1'.

     w Go to dialogue #8.

F Enter '2'.

     w Go to dialogue #9.

F Enter '3'.

Go to dialogue #10.

F Enter nothing or an invalid response.  "I have not
       received your response." or "Sorry, your input was
       invalid."

     w Go to dialogue #7.

                     - A third no response or invalid response
                            triggers the 'Sorry Problems' message and
                            disconnects - .

8
You have voted for all nominees.  If this is correct, press
one.  If this is not correct, press two.

F Enter '1'.

     w Go to dialogue #16.

F Enter '2'.

     w Go to dialogue #7.

F Enter nothing or an invalid response.  "I have not
     received your response." or "Sorry, your input was
     invalid."

     w Go to dialogue #8.

                     - A third no response or invalid response
                     triggers the 'Sorry Problems' message and
                     disconnects - .

9
You have voted to withhold all nominees.  If this is correct, press one.  If this is not correct, press two.

F Enter '1'.

     w Go to dialogue #16.

F Enter '2'.

     w Go to dialogue #7.

F Enter nothing or an invalid response.  "I have not
     received your response." or "Sorry, your input was
     invalid."

     w Go to dialogue #9.

                     - A third no response or invalid response
                     triggers the 'Sorry Problems' message and
                     disconnects - .

10	You have chosen to withhold Specific Nominees. w Go to dialogue #11.
11
Enter the two digit number that is in front of the name of
the nominee you wish to withhold.  If you are finished
enter zero zero.
F Enter valid two digit number between 1 and 10.

     w Go to dialogue #12.

F Enter valid two digit number between 1 and 10 that was
      previously entered - therefore a duplicate nominee
      number.

     w Go to dialogue #13.

F Enter '00'.

     w Go to dialogue #16.

F Enter invalid digit(s).

     w Go to dialogue #14.

F Enter nothing.

     w Go to dialogue #16.

12
You have entered Nominee Number. . . . .  If this is
correct, press one.  If this is not correct, press two.

F Enter '1'.

     w Go to dialogue #15.

F Enter '2'.

     w Go to dialogue #15.

F Enter nothing or an invalid response.  "I have not
     received your response." or "Sorry, your input was
     invalid."

     w Go to dialogue #12. -- (Only "if ... correct, press
            one - If ... not correct, press two" is repeated.)

                     - A third no response or invalid response
                     triggers the 'Sorry Problems' message and
                     disconnects - .

13	You have already selected Nominee Number ... w Go to dialogue #15.
14	Your entry was invalid. The Nominee Number must be between one and ten. w Go to dialogue #15.
15
If you wish to withhold another nominee, enter the two
digit number that is in front of the name of the nominee
you wish to withhold.  If you are finished, enter zero zero.

F Enter valid two digit number between 1 and 10 to
     withhold another nominee.

     w Go to dialogue #12.

F Enter valid two digit number between 1 and 10 that was
     previously entered - therefore a duplicate nominee
     number..

     w Go to dialogue #13.

F Enter '00'.

     w Go to dialogue #16.

F Enter invalid nominee number.

     w Go to dialogue #14.

F Enter nothing.

     w Go to dialogue #16.

16	Proxy Voting continues with Proposal Voting. w Go to dialogue #17.
17	We are ready to accept your vote for Proposal ... w Go to dialogue #18.
18
If you are voting for this proposal, press one.  If you are
voting against this proposal, press two.  If you wish to
abstain, press three.

F Enter '1', '2', '3', etc. (proposal numbers may vary) to
    vote on a specific proposal..

     w Go to dialogue #17 to vote on another proposal.

     w Go to dialogue #19 after all proposals are voted.

F Enter nothing or an invalid response.  "I have not
     received your response." or "Sorry, your input was
     invalid."

     w Go to dialogue #17.

                     - A third no response or invalid response
                     triggers the 'Sorry Problems' message and
                     disconnects - .

19
     When there are no nominees . . .

     w Go to dialogue #20.

     When there are nominees . . .

You have voted for all Nominees.

                   or

You have voted to withhold all Nominees

                   or
You have voted to withhold Nominee .. . ..

     w Go to dialogue #20.

20	You have voted for Proposal . . . ..
21	You have voted against Proposal . . . .
22	You have voted to abstain from Proposal . . . . F Dialogues 20, 21, and 22 are repeated until all proposal votes are verified. w Go to dialogue #23.
23
If this is correct, press one.  if this is not correct, press two.  If you would like your vote repeated to you, press
three.

F Enter '1'.  "A vote has been recorded for
                    Control Number . . . . . . . . . . ."

     w Go to dialogue #26.

F Enter '2'.

     w Go to dialogue #6.

                     - A third entry of this response triggers
                     the 'Too Many Incorrect' message, followed
                     by the 'Sorry Problems' message and
                     disconnects - .

F Enter '3'.

     w Go to dialogue #19.

F Enter nothing or an invalid response.  "I have not
     received your response." or "Sorry, your input was
     invalid."

     w Go to dialogue #19, 20, 21, 22.

                     - A third no response or invalid response
                     triggers the 'Sorry Problems' message and
                     disconnects - .

24	You have elected to vote as the Board of Directors has recommended. w Go to dialogue #25.
25
Recommended elections include a vote to approve all
proposed nominees and a vote for proposals zero two,
zero three and a vote against zero four, zero five and zero six.
If this is correct, press one.  If this is not correct, press two.
If you would like your vote repeated to you, press three.

F Enter '1'.  "A vote has been recorded for
                    Control Number . . . . . . . . . . ."

     w Go to dialogue #26.

F Enter '2'.

     w Go to dialogue #6.

                     - A third entry of this response triggers
                     the 'Too Many Incorrect' message, followed
                     by the 'Sorry Problems' message and
                     disconnects - .

F Enter '3'.

     w Go to dialogue #24.

F Enter nothing or an invalid response.  "I have not
     received your response." or "Sorry, your input was
     invalid."

     w Go to dialogue #24.

                     - A third no response or invalid response
                     triggers the 'Sorry Problems' message and
                     disconnects -

26
A vote has been recorded for Control Number _________.  If this concludes your business, press one.  If you would like to vote for another Proxy Election, press two.

F Enter '1'.

     w Go to dialogue #27.

F Enter '2'.

     w Go to dialogue #27.

F Enter nothing or invalid.  "I have not received
    your response." or "Sorry, your input was invalid."

     w Go to dialogue #26.

                     - A third no response or invalid response
                     triggers the 'Sorry Problems' message and
                     disconnects -

27
All of your votes have been recorded by the Telephone
Proxy Voting Service.  Do not mail in your proxy card.
Keep it as a record of your vote.

     w Go to dialogue #4 - if voting for another Proxy
            Election based on voter's response to dialogue #26.
     w Go to dialogue #28 - if not voting for another
            Proxy Election based on voter's response to dialogue
            #26.

28	Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction. w Disconnect.

[STANDARD DIALOGUES REPEATED UNDER VARIOUS CONDITIONS]

TYPE OF INSTRUCTION	DIALOGUE
Sorry Problems
We are sorry you are experiencing problems entering your vote.  Please call later and try again.

G NOTE

     The "Sorry Problems" dialogue is generally repeated after any  combination of three invalid responses or non responses to a set of dialogues.  This is followed by a disconnection.

Too Many Incorrects	You have made too many incorrect entries. Please call back when you have the correct information.
Invalid Input
Sorry, your input was invalid.

G  NOTE
    The "Too Many Incorrects" dialogue is generally repeated when there are several changes and inconsistencies responding to a set of dialogues.  This is followed by the "Sorry Problems" dialogue and a disconnection.

Pause ..5	[ 500 ms of silence] (Amount of pause time permitted between caller's vote and continuation of telephone dialogue.)

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E-mail Notification

PROXYVOTE.COM

You elected to receive Sears shareholder communications and submit voting instructions via the Internet.  This e-mail notification provides information you will need to view the material described below online, vote your shares and print a copy of the materials.

Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

2002 SEARS, ROEBUCK AND CO. ANNUAL MEETING OF SHAREHOLDERS

Meeting Date: May 9, 2002

For Holders as of: March 12, 2002

CUSIP NUMBER: 812387108

ACCOUNT NUMBER:

CONTROL NUMBER:

You can view the Sears 2001 Annual Report to Shareholders and the notice and proxy material relating to the annual meeting at the following
Internet sites:

ANNUAL REPORT
URL ADDRESS

PROXY MATERIAL
URL ADDRESS

To view these documents, you may need the Adobe Acrobat Reader.
To download the Adobe Acrobat Reader, click the following URL:
http://www.adobe.com/products/acrobat/readstep2.html

You can enter your voting instructions and view the annual report and proxy material at the following Internet site: http://www.ProxyVote.com

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN, which is the last four digits of your social security number.  If you do not know your PIN, please follow the instructions below.  Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting date.

IMPORTANT: Please note that your prior election to receive Sears shareholder material over the Internet will terminate upon the conclusion of the 2002 annual meeting.  In order to continue to receive Sears shareholder communications online after the annual meeting, please complete a new consent and enrollment profile through the following web site: InvestorDelivery.com.  You will need the control number above, and you will be required to select a four-digit PIN (we suggest the last four digits of your Social Security number or Tax ID.)

There are no charges for this service.  There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholder.

Please do not send any e-mails to ID@ProxyVote.com.  If you have any comments or questions about ProxyVote.com, if you require assistance in order to access the annual report or proxy material or if you would like to request a paper copy of a document, PLEASE
REPLY TO THIS EMAIL.  (Include the original text and Subject line of this message for identification purposes.)

Thank you for participating in the Sears Paperless Annual Meeting Program.

Remember, your vote counts!

 *****************************************************************************

E-fail Notification

Dear Investor:

This notification is being sent to you because you previously enrolled for electronic delivery of certain shareowner material and a recent attempt to notify you of the availability of said material has failed.  As a result, your enrollment in this service has been suspended.

This is a notification of the ANNUAL MEETING:

MEETING DATE:
FOR HOLDERS AS OF:
CUSIP NUMBER:
You can view the shareowner material at the following Internet site(s):

You can enter your voting instructions at the following Internet site with the control number stated below: http://www.proxyvote.com
The following is the information we have on file:

ACCOUNT NUMBER:
E-MAIL ADDRESS:
CONTROL NUMBER:
Until your enrollment is reactivated, you will receive hard copy mailings of all shareholder materials for this account.  To reactivate your enrollment, please visit:

If the documents above are in a PDF format you will need Adobe Acrobat Reader.
To download a free copy go to: http://www.adobe.com/products/acrobat/readstep2.html

If you have any questions regarding your investment, please contact the individual responsible for your account.